UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 16, 2012

SALAMON GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	000-50530	93-1324674
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1401 F Street, Suite 200, Modesto, CA 95354- 2557
(Address of principal executive offices)

(778) 753-5675
Registrant’s telephone number

______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2012, Mr. Lawrence J. Faulk was appointed as a director of Salamon Group Inc. (the “Company”), by the Company’s Board of Directors.

Lawrence J. Faulk, Director

Mr. Faulk’s public sector experience began in 1966 when he was elected Washington State Senator. He was also elected a freeholder responsible for drafting a new form of government for Pierce County. The Governor appointed him to be a trustee for Tacoma Community College and to the Pollution Control and Shorelines Hearing Boards. He also served as the Chief Executive Officer of the Environmental Hearings office.

Mr. Faulk’s major private sector experiences were with the Boeing Company. His responsibilities included marketing the Boeing Hydrofoil and the Landing Aid System in Brazil and Argentina, managing an enhanced recycling program and being a Loaned Executive to APEC, the National Alliance of Businessmen, United Ways of King and Pierce Counties, Peninsula School District and the Tacoma/Pierce County Chamber of Commerce. He has been an Investment banker specializing in municipal finance and a member of the AARP Executive Council for the state of Washington.

Mr. Faulk earned his Bachelor of Arts in Political Science Degree from Seattle University and received his Master in Public Administration degree from The Evergreen State College. He is a graduate of the Senior Executive Program for State and Local Government Officials at the Kennedy School of Government at Harvard University and is currently active in various civic projects in the Tacoma area. As a retired executive from the Boeing company and with decades of experience in both the private and public sectors, Mr. Faulk will help guide the Company’s growth with a focus on streamlining operations and maximizing profitability.

The appointment was approved by the Board of Directors of the Company on January 16, 2012.

The Company has never granted any options to any of its directors or officers, nor has it entered into any employment or consulting agreements with any of its officers or named executive officers.

SECTION 8     OTHER EVENTS

ITEM 8.01     OTHER EVENTS

On January 16, 2012, the Company issued a press release announcing the appointment of Mr. Faulk which is filed as an exhibit hereto.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated January 16, 2012 of Salamon Group, Inc., announcing the appointment of Mr. Lawrence J. Faulk

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALAMON GROUP, INC.

By: /s/ Michael Matvieshen
       Michael Matvieshen
       Chief Executive Officer

Date: January 18, 2012